CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION  8/23/2005

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Investor Properties (Aggregate Collateral)

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 26.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	258
Total Outstanding Loan Balance	$41,687,737*	Min	Max
Average Loan Current Balance	$161,580	$16,715	$743,470
Weighted Average Original LTV	81.8%**
Weighted Average Coupon	7.64%	5.40%	12.00%
Arm Weighted Average Coupon	7.59%
Fixed Weighted Average Coupon	8.24%
Weighted Average Margin	6.42%	3.25%	10.10%
Weighted Average FICO (Non-Zero)	659
Weighted Average Age (Months)	2
% First Liens	99.4%
% Second Liens	0.6%
% Arms	93.0%
% Fixed	07.0%
% of Loans with Mortgage Insurance	0.0%

*

Approximately 4.2% of the total [$1,000,000,100] collateral shall consist of investor properties.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.40 - 5.50	2	625,667	1.5	5.41	67.6	619
5.51 - 6.00	5	1,074,217	2.6	5.83	80.4	670
6.01 - 6.50	7	1,089,823	2.6	6.33	79.1	714
6.51 - 7.00	39	8,748,346	21.0	6.85	80.0	668
7.01 - 7.50	48	8,599,246	20.6	7.30	82.5	664
7.51 - 8.00	60	10,058,181	24.1	7.77	83.7	671
8.01 - 8.50	35	5,714,498	13.7	8.29	83.1	662
8.51 - 9.00	25	2,743,852	6.6	8.78	80.8	616
9.01 - 9.50	20	1,738,266	4.2	9.35	76.1	577
9.51 - 10.00	7	446,474	1.1	9.65	86.2	601
10.01 - 10.50	6	678,586	1.6	10.25	90.1	657
10.51 - 11.00	2	76,192	0.2	10.80	82.8	542
11.51 - 12.00	2	94,390	0.2	12.00	95.0	658
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
509 - 525	2	187,154	0.4	9.45	56.0	510
526 - 550	9	704,685	1.7	8.75	73.8	539
551 - 575	17	1,917,166	4.6	8.66	75.4	564
576 - 600	24	3,567,530	8.6	7.40	75.8	588
601 - 625	29	4,349,016	10.4	7.89	79.2	614
626 - 650	47	7,794,092	18.7	7.51	81.0	639
651 - 675	44	6,523,427	15.6	7.72	85.6	664
676 - 700	41	7,617,857	18.3	7.68	86.3	688
701 - 725	22	4,469,873	10.7	7.39	79.6	712
726 - 750	14	2,905,755	7.0	7.18	82.0	740
751 - 775	5	888,083	2.1	7.29	86.5	763
776 - 800	2	632,326	1.5	7.01	91.1	779
801 - 805	2	130,774	0.3	6.88	84.0	805
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
16,715 - 50,000	13	526,220	1.3	9.68	82.3	635
50,001 - 100,000	83	5,885,806	14.1	8.38	81.2	630
100,001 - 150,000	58	7,164,058	17.2	7.64	81.4	664
150,001 - 200,000	38	6,636,335	15.9	7.53	79.8	660
200,001 - 250,000	21	4,732,912	11.4	7.49	83.5	659
250,001 - 300,000	15	4,120,054	9.9	7.16	84.8	653
300,001 - 350,000	10	3,267,367	7.8	7.29	83.7	642
350,001 - 400,000	3	1,084,388	2.6	7.42	78.9	666
400,001 - 450,000	7	3,007,209	7.2	7.54	78.9	671
450,001 - 500,000	7	3,391,225	8.1	7.37	82.3	681
500,001 - 550,000	1	511,093	1.2	8.15	90.0	699
600,001 - 743,470	2	1,361,070	3.3	7.78	80.0	730
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
32.69 - 50.000	6	606,346	1.5	7.93	42.8	604
50.001 - 55.000	4	1,022,744	2.5	7.12	53.6	638
55.001 - 60.000	5	612,693	1.5	7.51	56.8	638
60.001 - 65.000	6	1,087,932	2.6	7.03	63.9	591
65.001 - 70.000	14	2,410,657	5.8	7.87	68.5	632
70.001 - 75.000	17	2,159,466	5.2	7.61	74.7	632
75.001 - 80.000	70	12,038,427	28.9	7.52	79.6	670
80.001 - 85.000	32	4,870,859	11.7	7.57	84.0	639
85.001 - 90.000	87	14,456,551	34.7	7.65	89.9	672
90.001 - 95.000	15	2,358,961	5.7	8.52	94.7	679
95.001 - 100.000	2	63,103	0.2	8.59	100.0	758
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	62	12,037,678	28.9	7.89	83.4	665
1.00	14	2,971,042	7.1	7.64	81.7	659
2.00	146	23,149,971	55.5	7.49	81.6	658
3.00	36	3,529,045	8.5	7.73	77.1	650
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	167	25,337,631	60.8	7.45	83.9	658
Reduced	51	9,186,880	22.0	8.09	81.1	666
No Income/ No Asset	4	759,173	1.8	7.60	78.1	636
Stated Income / Stated Assets	36	6,404,052	15.4	7.74	74.7	657
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Investor	258	41,687,737	100.0	7.64	81.8	659
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	46	12,686,601	30.4	7.36	82.1	659
Florida	23	3,381,365	8.1	7.21	76.0	648
New York	9	3,016,051	7.2	8.09	80.9	691
Nevada	16	2,673,596	6.4	7.55	82.8	674
Arizona	12	1,732,063	4.2	7.39	79.1	667
Oregon	11	1,473,118	3.5	8.00	88.1	667
New Jersey	7	1,379,099	3.3	8.08	80.0	617
Georgia	10	1,299,442	3.1	7.69	86.0	661
Washington	7	1,293,379	3.1	7.74	85.1	713
Virginia	8	1,172,958	2.8	7.65	82.6	662
Michigan	16	1,125,991	2.7	8.44	84.3	646
Colorado	9	1,095,360	2.6	7.38	82.6	672
Illinois	6	1,027,431	2.5	7.74	82.4	651
Ohio	10	842,643	2.0	8.04	82.3	646
Maryland	6	763,918	1.8	7.42	84.6	644
Other	62	6,724,722	16.1	7.92	81.1	645
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	139	21,244,269	51.0	7.75	84.8	677
Refinance - Rate Term	11	1,379,413	3.3	7.47	74.7	634
Refinance - Cashout	108	19,064,054	45.7	7.53	78.9	642
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	215	36,930,126	88.6	7.60	82.3	662
Arm 3/27	13	1,715,060	4.1	7.31	76.6	654
Arm 5/25	1	119,700	0.3	7.90	90.0	719
Fixed - Balloon 15/30	6	255,433	0.6	10.56	96.2	689
Fixed Rate	23	2,667,418	6.4	8.02	76.2	628
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	185	28,009,093	67.2	7.63	82.8	661
2 Family	25	4,320,257	10.4	7.79	78.7	646
3-4 Family	14	4,152,561	10.0	7.73	78.9	671
Condo	25	4,068,606	9.8	7.49	81.2	648
PUD	9	1,137,220	2.7	7.41	81.3	668
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	17	3,341,986	8.6	7.26	83.1	699
4.01 - 4.50	1	477,667	1.2	5.40	63.8	586
4.51 - 5.00	8	1,509,720	3.9	7.31	87.7	704
5.01 - 5.50	6	512,396	1.3	6.22	77.8	707
5.51 - 6.00	27	4,900,542	12.6	6.89	82.0	655
6.01 - 6.50	31	5,667,918	14.6	7.10	84.4	672
6.51 - 7.00	71	12,045,895	31.1	7.74	80.9	655
7.01 - 7.50	34	6,521,340	16.8	7.86	81.6	658
7.51 - 8.00	11	1,402,406	3.6	8.55	84.0	665
8.01 - 8.50	13	1,298,486	3.3	9.13	78.2	605
8.51 - 9.00	6	466,273	1.2	9.54	82.2	587
9.01 - 9.50	3	581,074	1.5	10.14	92.4	665
10.01 - 10.10	1	39,183	0.1	10.10	70.0	536
Total:	229	38,764,886	100.0	7.59	82.1	661

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
17 - 18	1	58,298	0.2	9.60	90.0	621
19 - 21	61	10,229,531	26.4	7.73	83.7	656
22 - 24	153	26,642,298	68.7	7.55	81.7	664
28 - 30	4	448,466	1.2	7.54	73.3	639
31 - 33	2	517,863	1.3	7.09	77.6	668
34 - 36	7	748,731	1.9	7.32	77.9	653
37 - 57	1	119,700	0.3	7.90	90.0	719
Total:	229	38,764,886	100.0	7.59	82.1	661

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.62 - 11.50	5	1,144,883	3.0	5.69	71.0	674
11.51 - 12.00	11	2,435,421	6.3	6.82	82.3	671
12.01 - 12.50	10	1,805,399	4.7	6.83	86.1	679
12.51 - 13.00	36	8,105,629	20.9	7.09	82.8	670
13.01 - 13.50	37	7,220,343	18.6	7.49	83.7	662
13.51 - 14.00	46	7,404,923	19.1	7.70	81.2	667
14.01 - 14.50	37	5,682,194	14.7	8.11	81.3	664
14.51 - 15.00	22	2,421,515	6.2	8.40	82.3	636
15.01 - 15.50	16	1,468,067	3.8	9.11	78.6	591
15.51 - 16.00	6	549,720	1.4	9.22	78.3	591
16.01 - 16.25	3	526,793	1.4	10.22	91.2	664
Total:	229	38,764,886	100.0	7.59	82.1	661

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
5.40 - 5.50	2	625,667	1.6	5.41	67.6	619
5.51 - 6.00	5	1,074,217	2.8	5.83	80.4	670
6.01 - 6.50	7	956,699	2.5	6.41	84.9	714
6.51 - 7.00	42	9,033,841	23.3	6.95	80.9	665
7.01 - 7.50	47	8,368,006	21.6	7.33	82.9	665
7.51 - 8.00	54	9,269,761	23.9	7.79	83.0	672
8.01 - 8.50	30	5,256,992	13.6	8.31	83.0	666
8.51 - 9.00	19	1,923,224	5.0	8.79	80.9	625
9.01 - 9.50	16	1,864,744	4.8	9.56	82.1	598
9.51 - 10.00	5	301,575	0.8	9.69	86.7	613
10.01 - 10.10	2	90,161	0.2	10.09	72.8	536
Total:	229	38,764,886	100.0	7.59	82.1	661

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	12	2,303,047	5.9	7.56	80.3	654
2.00	52	8,600,442	22.2	7.74	82.1	654
3.00	165	27,861,397	71.9	7.55	82.2	664
Total:	229	38,764,886	100.0	7.59	82.1	661

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	177	29,351,731	75.7	7.54	81.8	662
1.50	43	8,070,217	20.8	7.70	83.3	656
2.00	1	119,700	0.3	7.90	90.0	719
3.00	8	1,223,237	3.2	8.04	78.1	663
Total:	229	38,764,886	100.0	7.59	82.1	661

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	209	30,462,280	73.1	7.66	80.9	654
24	3	576,400	1.4	6.68	83.7	680
36	1	159,992	0.4	6.72	43.2	627
60	34	8,278,109	19.9	7.66	84.8	669
120	11	2,210,956	5.3	7.53	84.9	692
Total:	258	41,687,737	100.0	7.64	81.8	659

*     Note, for second liens, CLTV is employed in this calculation.